Exhibit 10.43

FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement (this “Amendment”) is entered into as of August 23, 2007 by and among Catcher Holdings, Inc., a Delaware corporation (the “Company”), and the persons and entities signatory hereto (each an “Investor” and collectively, the “Investors”). This Amendment amends that Registration Rights Agreement, dated as of June 20, 2007, by and among the Company and the persons and entities listed on Exhibit A thereto (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to the Agreement;

WHEREAS, the Investors and the Company wish to amend the Agreement to provide for, among other things, the payment of liquidated damages in certain circumstances;

WHEREAS, Section 9.6 of the Agreement provides that it may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities; and

WHEREAS, the Company and the holders of a majority of the Registrable Securities desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, the parties agree as follows:

1. AMENDMENT TO SECTION 1.2. Section 1.2 of the Agreement is hereby deleted and replaced by the following:

“The term “Filing Date” means, (a) with respect to the initial registration statement required to be filed hereunder, the 60th calendar day following the date of the final closing under the New Note and Restricted Stock Purchase Agreement (the “Final Closing Date”), (b) with respect to a registration statement required to be filed pursuant to Section 3.1 hereunder, the 30th calendar day following the date the Company receives the Holder’s notice as provided in that section unless such Registrable Securities are included in the registration statement referred to in subsection (a), and (c) with respect to any additional registration statements which may be required to be filed pursuant to Section 5.11, the 30th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional registration statement is required hereunder.”

2. NEW SECTION 1.9. New Section 1.9 of the Agreement is hereby inserted and reads in its entirety as follows:

“The term “Effectiveness Date” means, with respect to any registration statement required to be filed hereunder, the 90th calendar day following the Filing Date.”

3. NEW SECTION 1.10. New Section 1.10 of the Agreement is hereby inserted and reads in its entirety as follows:

“The term “Pro Rata Share” means, for each Holder (x) the number of Registrable Securities to be included on a registration statement filed pursuant to this Agreement held by such Holder (as adjusted by the Company to comply with the requirements of the Commission regarding the number of securities to be registered) divided by (y) the total number of Registrable Securities held by such Holder.”

4. AMENDMENT TO SECTION 2.1. Section 2.1 of the Agreement is hereby deleted and replaced by the following:

“The Company agrees that on or prior to each relevant Filing Date, it will file a registration statement on Form SB-2 (or on such other form appropriate for such purpose) (the “Mandatory Registration”) covering the resale of the Registrable Non-Conversion Securities within 60 days of the Final Closing Date.”

5. AMENDMENT TO SECTION 2.2. The following paragraph is hereby added to the end of Section 2.2 of the Agreement:

“In the event that (i) the Company fails to file a registration statement covering the resale of Registrable Securities on or before the relevant Filing Date (the “Default Date”), (ii) the Company fails to use its commercially reasonable efforts to respond to any comments of the Commission within thirty (30) calendar days following receipt of the initial comments from the Commission and within fifteen (15) business days following receipt of any additional comments received from the Commission, (iii) a registration statement filed or required to be filed hereunder is not declared effective by the Commission on or prior to the Effectiveness Date of such registration statement or (iv) after a registration statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective for more than an aggregate of fifteen (15) trading days during any 12-month period the Company shall issue to each Holder, as liquidated damages and not as a penalty, that number of shares of the Company’s Common Stock equal to such Holder’s Pro Rata Share of (x) one percent (1%) of the purchase price paid to the Company by such Holder divided by (y) $0.65 for no additional cost to such Holder. Additionally, for every thirty (30) calendar days (i) following the Default Date until the date such registration statement has been filed with the Commission, or (ii) that the Company continues to fail to use commercially reasonable efforts to respond to any comments of the Commission within thirty (30) calendar days following receipt of the initial comments from the Commission and within fifteen (15) business days following receipt of any additional comments received from the Commission, then the Company shall issue to each Holder, as liquidated damages and not as a penalty, an additional number of shares of Common Stock equal to such Holder’s Pro Rata Share of (x) one percent (1%) of the purchase price paid to the Company by such Holder divided by (y) $0.65 at no additional cost to such Holder.”

6. AMENDMENT TO SECTION 2.3. Section 2.3 of the Agreement is hereby deleted and replaced by the following:

“Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2.2 to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least ten trading days prior to the Filing Date.”

7. NEW SECTION 2.5. New Section 2.5 of the Agreement is hereby inserted and reads in its entirety as follows:

“Notwithstanding any other provision of this Agreement, no liquidated or other damages shall be payable by the Company with respect to Registrable Securities not included on a registration statement that is otherwise timely filed by the Company because the Company determined that it is desirable that the number of securities to be registered (including Registrable Conversion Securities) in such registration be reduced in order to comply with the requirements of the Commission.”

8. AMENDMENT TO SECTION 8.2. Section 8.2 of the Agreement is hereby deleted and replaced by the following:

“To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 8.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding or other action arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.”

9. WAIVER OF NOTICE. Each Investor hereby acknowledges that the Company (i) has received a written request from the Holders of more than a majority of the Registrable Conversion Securities that the Company file a registration statement covering the registration of the Registrable Conversion Securities and (ii) has delivered to the Investor notice of such written request. Each Investor acknowledges and agrees that, notwithstanding Section 3.1 of the Agreement, its written request to have its Registrable Conversion Securities registered must be received by the Company no later than August 22, 2007.

10. NO OTHER AMENDMENT. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

11. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia.

12. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14. ENTIRE AGREEMENT. This Amendment, together with the Agreement and the agreements executed pursuant hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

CATCHER HOLDINGS, INC.

By:
Denis McCarthy
Chief Financial Officer

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Signature Pages of Investors to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTOR:

By:

Its:

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